 T. ROWE PRICE
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 Personal Strategy Funds, Inc.

      Supplement to prospectus dated October 1, 1998
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 Table 3 on page 6 of the prospectus is amended as follows: under the Growth
 Fund, the fee waiver/expense reimbursement is incorrectly listed as 0.62%. The correct fee waiver/expense reimbursement is 0.11%.

 Table 3  Fees and Expenses of the Funds
                                 Annual fund operating expenses /a/
                           (expenses that are deducted from fund assets)
               Management   Other    Total annual fund   Fee waiver/expense     Net
                  fee      expenses  operating expenses    reimbursement      expenses

 Income /b/     0.47%      0.63%          1.10%            0.15%              0.90%
 Balanced /c/   0.60       0.45           1.05                -              1.05
 Growth /d/     0.62       0.59           1.21             0.11              1.10
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


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 The date of this supplement is October 1, 1998.
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                                                               C11-045 9/28/98